SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) July 3, 2001
                                  ------------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On July 3, 2001, General Motors Corporation (GM) issued a news release announcing June production results and third quarter forecast remains unchanged. The release is as follows:

           GM Truck Sales Continue Strong Momentum: Industry Stays on
                         Pace for Third-Best Sales Year
              - GM Truck Sales Up 9%; Passenger Cars down 13%
              - Overall June Sales Down 3%
     GM Announces June Production Results; Third Quarter Forecast Unchanged

      DETROIT -- General Motors dealers sold 456,855 new cars and trucks in June in the United States, down 3 percent from June 2000. Strong pickup and utility sales for the month gave GM a 9 percent increase in truck sales.

      "We continue to see strong consumer demand and we're very encouraged that the market remains on track for the industry's third-best sales year," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Our June sales results show that we continue to build momentum, led by the industry's leading lineup of truck brands, where GM is making gains in key segments. Through the outstanding sales efforts of our dealers and our commitment to quality, productivity and customer satisfaction, we are moving in the right direction."

GM Truck Sales Highlights

      GM's strongest results in June came once again from sport utility vehicle
(SUV) sales, putting GM on pace to set an all-time industry SUV calendar year sales record. GM's total utility sales of 99,027 and medium utility sales of 47,612 are the best months ever. GM's full-size utilities and pickups continued to post strong sales numbers, 46,284 and 71,256 respectively. Cadillac Escalade also had an impressive month with 2,522 sales in June helping GM again lead the industry in full-size utilities. The all-new Chevrolet TrailBlazer, GMC Envoy and Oldsmobile Bravada all saw sales build significantly.

      Along with the three new midsize utilities, GM expects to continue its strong truck sales performance as several other new and innovative entries increase in availability, including the Buick Rendezvous, Chevrolet Avalanche and Cadillac Escalade.

GM Car Sales Highlights

      Saturn as a division and the L-Series posted record calendar year-to-date sales and record second quarter sales.

      Chevrolet's Impala continued strong sales momentum posting record calendar year-to-date and second quarter numbers.

      The Chevrolet Impala, Malibu and Cavalier all rank on the top-10 list of best-selling cars in America, making Chevrolet the only brand in the auto industry with three top-10 best sellers.

June Sales Records
   - Chevrolet Trucks
   - GM Utilities
   - GM Midsize Utilities
   - GM Full-Size Utilities
   - Chevrolet Full-Size Utilities
   - Chevrolet Suburban
   - Chevrolet Tahoe
   - GMC Full-Size Utilities
   - GMC Yukon
   - GMC Yukon XL
   - Cadillac Escalade
   - Saturn L-Series

Best Second Quarter Ever
   - Saturn
   - Chevrolet Impala
   - Saturn L-Series
   - GM Trucks
   - Chevrolet Trucks
   - GM Vans
   - Chevrolet Vans
   - Chevrolet Venture
   - GM Utilities
   - GM Midsize Utilities
   - GM Full-Size Utilities
   - Chevrolet Full-Size Utilities
   - Chevrolet Suburban
   - Chevrolet Tahoe
   - GMC Full-Size Utilities
   - GMC Yukon
   - GMC Yukon XL
   - Cadillac Escalade

CYTD Records
   - GM Utilities
   - GM Full-Size Utilities
   - Chevrolet Utilities
   - GMC Utilities
   - GM Small Utilities
   - Chevrolet Tracker
   - GM Midsize Utilities
   - Chevrolet Full-Size Utilities
   - Chevrolet Suburban
   - Chevrolet Tahoe
   - GMC Full-Size Utilities
   - GMC Yukon
   - GMC Yukon XL
   - Chevrolet Impala
   - Saturn
   - Saturn L-Series
   - Saab 9-5

Best Month Ever
---------------
   - Chevrolet Trucks
   - Pontiac Trucks
   - GM Utilities
   - GM Midsize Utilities
   - Saturn L-Series

GM Announces June and 2nd-Quarter Production Totals, 3rd-Quarter 2001 Estimates

      In June, GM produced 466,000 vehicles (211,000 cars and 255,000 trucks) in North America, down from 549,000 vehicles (276,000 cars and 273,000 trucks) produced in June 2000. (Production totals include joint venture production of 10,000 vehicles in June 2001 and 12,000 vehicles in June 2000.)

      GM announced second-quarter 2001 North American production totaled 1.363 million vehicles (631,000 cars and 732,000 trucks). The increased production in the second quarter is attributed to the excellent build-out of 2001 models and the better-than-expected start-up of 2002 models. In the second quarter of 2000, GM produced 1.568 million vehicles (787,000 cars and 781,000 trucks).

      Additionally, GM announced that the third-quarter production estimate of
1.235 million vehicles (572,000 cars and 663,000 trucks) will remain unchanged. It is a 6.4 percent decline from the 1.319 million vehicles (689,000 cars and 630,000 trucks) GM produced in the third quarter of 2000.

      GM also announced the following production estimates for its international regions:

      - GM Europe - The third-quarter estimate is 385,000 vehicles, down from the previous estimate of 386,000.
      - GM Asia Pacific - The third-quarter estimate is 77,000 vehicles, down from the previous estimate of 79,000.
      - GM Latin America, Africa and the Middle East - The third-quarter estimate is 166,000 vehicles, down from the previous estimate of 174,000.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2001
-----------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)        June                 January - June
                         ----------------------------------------------------
                                          % Chg
                                           per
                           2001     2000   S/D        2001       2000   % Chg
                         ----------------------------------------------------
       Selling Days (S/D)   26       26
-----------------------------------------------------------------------------
Century                   12,422   16,377  -24.1     64,803     82,159  -21.1
LeSabre                   15,440   16,146   -4.4     69,558     72,407   -3.9
Park Avenue                3,530    4,819  -26.7     18,140     24,228  -25.1
Regal                      3,986    7,359  -45.8     25,373     34,714  -26.9
Riviera                        0        4  ***.*          2         38  -94.7
      Buick Total         35,378   44,705  -20.9    177,876    213,546  -16.7
-----------------------------------------------------------------------------
Catera                     1,755    3,073  -42.9      6,248      8,915  -29.9
DeVille                    8,948    7,656   16.9     44,484     56,141  -20.8
Eldorado                     810      928  -12.7      3,925      5,658  -30.6
Seville                    3,196    2,542   25.7     12,114     13,918  -13.0
     Cadillac Total       14,709   14,199    3.6     66,771     84,632  -21.1
-----------------------------------------------------------------------------
Camaro                     3,058    4,070  -24.9     17,085     22,926  -25.5
Cavalier                  25,013   24,955    0.2    131,461    121,375    8.3
Corvette                   2,521    2,538   -0.7     16,022     16,349   -2.0
Impala                    14,970   15,522   -3.6    100,388     90,798   10.6
Lumina                        69    3,262  -97.9     17,466     22,137  -21.1
Malibu                    17,177   22,959  -25.2    103,333    115,511  -10.5
Metro                         12    2,235  -99.5      6,442     20,948  -69.2
Monte Carlo                6,560    5,853   12.1     35,561     37,861   -6.1
Prizm                      5,787    4,380   32.1     31,018     27,252   13.8
    Chevrolet Total       75,167   85,774  -12.4    458,776    475,157   -3.4
-----------------------------------------------------------------------------
Alero                      9,815   12,354  -20.6     65,604     70,778   -7.3
Aurora                     2,510    4,313  -41.8     15,367     11,960   28.5
Cutlass                        1       88  -98.9         16      1,067  -98.5
Cutlass Supreme                0        0  ***.*          0          0  ***.*
Eighty Eight                   0       24  ***.*          3        429  -99.3
Intrigue                   4,077    7,159  -43.1     21,917     33,939  -35.4
    Oldsmobile Total      16,403   23,938  -31.5    102,907    118,173  -12.9
-----------------------------------------------------------------------------
Bonneville                 5,695    5,173   10.1     24,505     30,825  -20.5
Firebird                   2,213    3,020  -26.7     12,397     17,258  -28.2
Grand Am                  16,607   19,664  -15.5     97,265    113,084  -14.0
Grand Prix                13,076   13,546   -3.5     60,779     78,828  -22.9
Sunfire                    7,336    8,419  -12.9     43,906     44,988   -2.4
     Pontiac Total        44,927   49,822   -9.8    238,852    284,983  -16.2
-----------------------------------------------------------------------------
900                            2       14  -85.7          2         52  -96.2
9000                           3        1  200.0          3         17  -82.4
9-3                        1,887    2,000   -5.6      9,798      9,829   -0.3
9-5                        1,395    1,955  -28.6      6,949      7,627   -8.9
       Saab Total          3,287    3,970  -17.2     16,752     17,525   -4.4
-----------------------------------------------------------------------------
Saturn EV1                     0       25  ***.*          0        209  ***.*
Saturn L Series           13,006   13,003    0.0     57,399     48,133   19.3
Saturn S Series           15,704   17,165   -8.5     93,559     96,809   -3.4
      Saturn Total        28,710   30,193   -4.9    150,958    145,151    4.0
-----------------------------------------------------------------------------
        GM Total         218,581  252,601  -13.5  1,212,892  1,339,167   -9.4
-----------------------------------------------------------------------------
                GM Car Deliveries by Production Source
-----------------------------------------------------------------------------
GM North America *       213,539  245,558  -13.0  1,189,892  1,312,727   -9.4
------------------------------------------------------------------------------
GM Import                  5,042    7,043  -28.4     23,000     26,440  -13.0
------------------------------------------------------------------------------
        GM Total         218,581  252,601  -13.5  1,212,892  1,339,167   -9.4
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2001
-----------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)        June                 January - June
                         ----------------------------------------------------
                                          % Chg
                                           per
                           2001     2000   S/D        2001       2000   % Chg
                         ----------------------------------------------------
       Selling Days (S/D)   26       26
-----------------------------------------------------------------------------
     GM Car Deliveries by Production Source and Marketing Division
-----------------------------------------------------------------------------
Buick Total               35,378   44,705  -20.9    177,876    213,546  -16.7
Cadillac Total            12,954   11,126   16.4     60,523     75,717  -20.1
Chevrolet Total           75,167   85,774  -12.4    458,776    475,157   -3.4
Oldsmobile Total          16,403   23,938  -31.5    102,907    118,173  -12.9
Pontiac Total             44,927   49,822   -9.8    238,852    284,983  -16.2
Saturn Total              28,710   30,193   -4.9    150,958    145,151    4.0
     GM North America
     Total               213,539  245,558  -13.0  1,189,892  1,312,727   -9.4
-----------------------------------------------------------------------------
Cadillac Total             1,755    3,073  -42.9      6,248      8,915  -29.9
Saab Total                 3,287    3,970  -17.2     16,752     17,525   -4.4
     GM Import Total       5,042    7,043  -28.4     23,000     26,440  -13.0
-----------------------------------------------------------------------------
              GM Vehicle Deliveries by Marketing Division
-----------------------------------------------------------------------------
Buick Total               37,884   44,705  -15.3    181,516    213,546  -15.0
Cadillac Total            17,231   16,049    7.4     79,388     97,739  -18.8
Chevrolet Total          241,388  239,471    0.8  1,347,125  1,396,822   -3.6
GMC Total                 48,692   52,368   -7.0    268,624    289,021   -7.1
Hummer Total                  53       74  -28.4        421        525  -19.8
Oldsmobile Total          23,959   30,534  -21.5    136,285    157,669  -13.6
Other-Isuzu Total          1,632        0  ***.*      8,572          0  ***.*
Pontiac Total             54,019   54,714   -1.3    281,398    320,179  -12.1
Saab Total                 3,287    3,970  -17.2     16,752     17,525   -4.4
Saturn Total              28,710   30,193   -4.9    150,958    145,151    4.0
     GM Total            456,855  472,078   -3.2  2,471,039  2,638,177   -6.3
-----------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                      3-1P
                       GM Truck Deliveries - (United States)
                                    June 2001
-----------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)        June                 January - June
                         ----------------------------------------------------
                                          % Chg
                                           per
                           2001     2000   S/D        2001       2000   % Chg
                          ---------------------------------------------------
       Selling Days (S/D)   26       26
-----------------------------------------------------------------------------
Rendezvous                 2,506        0  ***.*      3,640          0  ***.*
    Total Buick            2,506        0  ***.*      3,640          0  ***.*
-----------------------------------------------------------------------------
Escalade                   2,522    1,850   36.3     12,617     13,107   -3.7
    Total Cadillac         2,522    1,850   36.3     12,617     13,107   -3.7
-----------------------------------------------------------------------------
Astro                      5,494    9,095  -39.6     33,938     56,655  -40.1
C/K Suburban(Chevy)       13,291   11,450   16.1     73,778     68,261    8.1
Chevy C/T Series             775      907  -14.6      3,507      4,968  -29.4
Chevy P Models & Mtr Hms       8       41  -80.5         35        462  -92.4
Chevy W Series               247      181   36.5      1,078      1,110   -2.9
Express Cutaway/G Cut      1,482    2,072  -28.5      7,341     11,268  -34.9
Express Panel/G Van        5,919    7,107  -16.7     33,769     41,179  -18.0
Express/G Sportvan         1,756    1,153   52.3      8,942      7,994   11.9
S/T Blazer                16,986   22,758  -25.4     99,053    125,749  -21.2
S/T Pickup                17,079   23,380  -27.0     87,030    116,736  -25.4
Tahoe                     17,674   13,240   33.5     97,056     72,891   33.2
Tracker                    5,131    4,517   13.6     28,066     25,388   10.5
TrailBlazer               13,064        0  ***.*     19,273          0  ***.*
Venture                   11,552    7,603   51.9     47,733     54,413  -12.3
 .............................................................................
     Avalanche             3,516        0  ***.*      4,233          0  ***.*
     Silverado-C/K Pickup 52,247   50,193    4.1    343,517    334,591    2.7
Chevrolet Fullsize
Pickups                   55,763   50,193   11.1    347,750    334,591    3.9
 .............................................................................
  Chevrolet Total        166,221  153,697    8.1    888,349    921,665   -3.6
-----------------------------------------------------------------------------
C/K Suburban(GMC)              1      168  -99.4         30      4,502  -99.3
Envoy                      6,442        0  ***.*     12,741          0  ***.*
GMC C/T Series             1,355    3,798  -64.3      7,680     14,374  -46.6
GMC W Series                 414      367   12.8      2,276      2,438   -6.6
P Models & Mtr Hms(GMC)        1      145  -99.3         12        393  -96.9
S/T Jimmy                  2,907    8,217  -64.6     25,191     42,462  -40.7
Safari (GMC)               1,372    3,685  -62.8     10,893     19,773  -44.9
Savana Panel/G Classic     2,197    3,722  -41.0     13,605     17,658  -23.0
Savana Special/G Cut         913    1,649  -44.6      7,028      6,016   16.8
Savana/Rally                 410      394    4.1      1,411      2,088  -32.4
Sierra                    15,493   16,202   -4.4     96,213    101,067   -4.8
Sonoma                     4,444    5,627  -21.0     22,401     26,293  -14.8
Yukon                      6,449    4,459   44.6     37,068     28,576   29.7
Yukon XL                   6,294    3,935   59.9     32,075     23,381   37.2
     GMC Total            48,692   52,368   -7.0    268,624    289,021   -7.1
-----------------------------------------------------------------------------
Hummer H1                     53       74  -28.4        421        525  -19.8
   Hummer Total               53       74  -28.4        421        525  -19.8
-----------------------------------------------------------------------------
Bravada                    2,776    3,689  -24.7     11,885     17,735  -33.0
Silhouette                 4,780    2,907   64.4     21,493     21,761   -1.2
 Oldsmobile Total          7,556    6,596   14.6     33,378     39,496  -15.5
-----------------------------------------------------------------------------
Other-Isuzu F Series         241        0  ***.*      1,226          0  ***.*
Other-Isuzu N Series       1,391        0  ***.*      7,346          0  ***.*
 Other-Isuzu Total         1,632        0  ***.*      8,572          0  ***.*
-----------------------------------------------------------------------------
Aztek                      2,931        0  ***.*     16,519          0  ***.*
Montana                    6,161    4,888   26.0     26,027     35,167  -26.0
Trans Sport                    0        4  ***.*          0         29  ***.*
   Pontiac Total           9,092    4,892   85.9     42,546     35,196   20.9
-----------------------------------------------------------------------------
     GM Total            238,274  219,477    8.6  1,258,147  1,299,010   -3.1
-----------------------------------------------------------------------------
            GM TRUCK Deliveries by Production Source
-----------------------------------------------------------------------------
GM North America *       236,693  219,141    8.0  1,249,863  1,296,615   -3.6
-----------------------------------------------------------------------------
GM Import                  1,581      336  370.5      8,284      2,395  245.9
-----------------------------------------------------------------------------
     GM Total            238,274  219,477    8.6  1,258,147  1,299,010   -3.1
-----------------------------------------------------------------------------
      GM Light Duty Truck Deliveries by Production Source
-----------------------------------------------------------------------------
GM North America *       233,842  214,038    9.3  1,234,987  1,275,265   -3.2
-----------------------------------------------------------------------------
GM Import                      0        0  ***.*          0          0  ***.*
-----------------------------------------------------------------------------
     GM Total            233,842  214,038    9.3  1,234,987  1,275,265   -3.2
-----------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                       GM Truck Deliveries - (United States)
                                    June 2001
-----------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)        June                 January - June
                         ----------------------------------------------------
                                          % Chg
                                           per
                           2001     2000   S/D        2001       2000   % Chg
                          ---------------------------------------------------
       Selling Days (S/D)   26       26
-----------------------------------------------------------------------------
       GM TRUCK Deliveries by Production Source and Marketing Division
-----------------------------------------------------------------------------
Buick Total                2,506        0  ***.*      3,640          0  ***.*
Cadillac Total             2,522    1,850   36.3     12,617     13,107   -3.7
Chevrolet Total          166,053  153,567    8.1    887,633    920,884   -3.6
GMC Total                 48,440   52,162   -7.1    267,339    287,407   -7.0
Hummer Total                  53       74  -28.4        421        525  -19.8
Oldsmobile Total           7,556    6,596   14.6     33,378     39,496  -15.5
Other-Isuzu Total            471        0  ***.*      2,289          0  ***.*
Pontiac Total              9,092    4,892   85.9     42,546     35,196   20.9
    GM North America
    Total*               236,693  219,141    8.0  1,249,863  1,296,615   -3.6
-----------------------------------------------------------------------------
Chevrolet Total              168      130   29.2        716        781   -8.3
GMC Total                    252      206   22.3      1,285      1,614  -20.4
Other-Isuzu Total          1,161        0  ***.*      6,283          0  ***.*
    GM Import Total        1,581      336  370.5      8,284      2,395  245.9
-----------------------------------------------------------------------------
GM Light Truck Deliveries by Production Source and Marketing Division
-----------------------------------------------------------------------------
Buick Total                2,506        0  ***.*      3,640          0  ***.*
Cadillac Total             2,522    1,850   36.3     12,617     13,107   -3.7
Chevrolet Total          165,191  152,568    8.3    883,729    915,125   -3.4
GMC Total                 46,922   48,058   -2.4    258,656    271,816   -4.8
Hummer Total                  53       74  -28.4        421        525  -19.8
Oldsmobile Total           7,556    6,596   14.6     33,378     39,496  -15.5
Pontiac Total              9,092    4,892   85.9     42,546     35,196   20.9
    GM North America
    Total*               233,842  214,038    9.3  1,234,987  1,275,265   -3.2
-----------------------------------------------------------------------------
          GM Light Truck Deliveries by Marketing Division
-----------------------------------------------------------------------------
Buick Total                2,506        0  ***.*      3,640          0  ***.*
Cadillac Total             2,522    1,850   36.3     12,617     13,107   -3.7
Chevrolet Total          165,191  152,568    8.3    883,729    915,125   -3.4
GMC Total                 46,922   48,058   -2.4    258,656    271,816   -4.8
Hummer Total                  53       74  -28.4        421        525  -19.8
Oldsmobile Total           7,556    6,596   14.6     33,378     39,496  -15.5
Pontiac Total              9,092    4,892   85.9     42,546     35,196   20.9
    GM Total             233,842  214,038    9.3  1,234,987  1,275,265   -3.2
-----------------------------------------------------------------------------
* Includes US/Canada/Mexico


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-----------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                                    June                 January - June
                         ----------------------------------------------------
                                          % Chg
 Curr S/D:   26                            per
 Prev S/D:   26            2001     2000   S/D        2001       2000   % Chg
                         ----------------------------------------------------
-----------------------------------------------------------------------------
Vehicle Total            456,855  472,078   -3.2  2,471,039  2,638,177   -6.3
-----------------------------------------------------------------------------
Car Total                218,581  252,601  -13.5  1,212,892  1,339,167   -9.4
-----------------------------------------------------------------------------
Truck Total              238,274  219,477    8.6  1,258,147  1,299,010   -3.1
-----------------------------------------------------------------------------
Light Truck Total        233,842  214,038    9.3  1,234,987  1,275,265   -3.2
-----------------------------------------------------------------------------
Light Vehicle Total      452,423  466,639   -3.0  2,447,879  2,614,432   -6.4
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
     Market Division
     Vehicle Total                                    Calendar Year-to-Date
                                 June                    January - June
                         ----------------------------------------------------
                                          % Chg
                                           per
                           2001     2000   S/D        2001       2000   % Chg
-----------------------------------------------------------------------------
Buick                     37,884   44,705  -15.3    181,516    213,546  -15.0
Cadillac                  17,231   16,049    7.4     79,388     97,739  -18.8
Chevrolet                241,388  239,471    0.8  1,347,125  1,396,822   -3.6
GMC                       48,692   52,368   -7.0    268,624    289,021   -7.1
Hummer                        53       74  -28.4        421        525  -19.8
Oldsmobile                23,959   30,534  -21.5    136,285    157,669  -13.6
Other - Isuzu              1,632        0  ***.*      8,572          0  ***.*
Pontiac                   54,019   54,714   -1.3    281,398    320,179  -12.1
Saab                       3,287    3,970  -17.2     16,752     17,525   -4.4
Saturn                    28,710   30,193   -4.9    150,958    145,151    4.0
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-----------------------------------------------------------------------------
Car                      213,539  245,558  -13.0  1,189,892  1,312,727   -9.4
-----------------------------------------------------------------------------
Light Truck              233,842  214,038    9.3  1,234,987  1,275,265   -3.2
-----------------------------------------------------------------------------

Twenty-six selling days for the June period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.



                          GM Production Schedule - 7/01

                       GMNA
               -------------------                         Total        Memo:
Units 000s      Car*  Truck* Total   GME** GMLAAM  GMAP  Worldwide  NUMMI  CAMI
               -----  -----  -----  -----  ------  ----  ---------  -----  ----
2001 Q3          572    663  1,235    385    166    77     1,863      11    17
  O/(U) prior
forecast:@         0      0      0     (1)    (8)   (2)      (11)      0     0
-------------------------------------------------------------------------------

                       GMNA
               -------------------                         Total        Memo:
Units 000s      Car   Truck  Total   GME   GMLAAM  GMAP  Worldwide  NUMMI  CAMI
               -----  -----  -----  -----  ------  ----  ---------  -----  ----
   1997
1st Qtr.         797    645  1,442    472    130    32     2,076      16    30
2nd Qtr.         809    650  1,459    521    162    33     2,175      17    29
3rd Qtr.         712    557  1,269    417    170    31     1,887      13    21
4th Qtr.         765    693  1,458    464    142    37     2,101      11    18
                ----   ----  -----   ----   ----   ---     -----     ---    --
    CY         3,083  2,545  5,628  1,873    604   133     8,238      57    98

   1998
1st Qtr.         673    702  1,375    424    146    36     1,981      16    10
2nd Qtr.         615    557  1,172    479    153    39     1,843       7    14
3rd Qtr.         592    410  1,002    440    137    37     1,616      11     3
4th Qtr.         819    691  1,510    522     89    36     2,157      12    18
               -----   ----  -----  -----    ---   ---    ------     ---    --
    CY         2,699  2,360  5,059  1,864    525   148     7,596      46    45

   1999
1st Qtr.         781    725  1,506    524     93    38     2,161      12    23
2nd Qtr.         760    795  1,555    533    110    25     2,223      12    23
3rd Qtr.         660    699  1,359    427    112    47     1,945      13    17
4th Qtr.         759    694  1,453    530     97    47     2,127      12    26
                ----  -----  -----  -----    ---   ---     -----     ---    --
    CY         2,960  2,913  5,873  2,014    412   157     8,456      49    89

   2000
1st Qtr.         746    775  1,521    572    118    40     2,251      13    24
2nd Qtr.         787    781  1,568    534    140    45     2,287      13    23
3rd Qtr.         689    630  1,319    374    151    53     1,897      12    22
4th Qtr.         670    694  1,364    513    135    47     2,059      12    23
               -----  -----  -----  -----   ----   ---     -----     ---    --
    CY         2,892  2,880  5,772  1,993    544   185     8,494      50    92

   2001
1st Qtr.         582    632  1,214    538    138    51     1,941      13    14
2nd Qtr. #       631    732  1,363    492    167    63     2,085      13    16
3rd Qtr. ##      572    663  1,235    385    166    77     1,863      11    17
                 --------------------------------------------------------------

        @ Numbers may vary due to rounding
        * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
       ** GME Production includes Saab back to 1999
        # Denotes estimate for GME, GMLAAM and GMAP; actual for GMNA
       ## Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website



                                     # # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant+ has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      July 3, 2001
      ------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)